                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 17, 2006
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

        New York                         0-3319                  13-1784308
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

    One Commerce Park, Valhalla, NY                                      10595
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

      On March 17, 2006, the registrant  issued a press release  announcing that
Chinese  regulators  have  completed the final  testing  required to certify the manufacturing  operations of Del Medical Systems Group's ("DMSG")  facilities in
Franklin Park, IL for digital  production which will permit DMSG to continue and expand sales of its digital imaging products in China.

      For  additional  information,  reference  is  made  to the  press  release attached hereto as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.
            Not Applicable

      (b)   Pro Forma Financial Information.
            Not Applicable

      (c)   Shell Company Transactions.
            Not Applicable

      (d)   Exhibits

            Exhibit No.      Exhibits
            -----------      --------

            99.1             Press Release dated March 17, 2006.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.
                                           ---------------------------------
                                                     (Registrant)

Date: March 17, 2006                       By: /s/ Mark A. Koch
                                               ---------------------------------
                                               Mark A. Koch
                                               Principal Accounting Officer and
                                               Treasurer

                                  EXHIBIT INDEX
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Exhibit No.      Exhibits
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99.1             Press Release dated March 17, 2006.